UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 4, 2012

Medytox Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-54346	54-2156042
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01.  Entering into a Material Definitive Agreement

As previously reported in the Form 8-K filed on May 21, 2012, on May 14, 2012, Medytox Solutions, Inc. ("Medytox") borrowed $550,000 from TCA Global Credit Master Fund, LP ("TCA") pursuant to the terms of the Senior Secured Revolving Credit Facility Agreement, dated as of April 30, 2012, among Medytox, Medytox Medical Marketing & Sales, Inc., Medytox Diagnostics, Inc., PB Laboratories, LLC and TCA.  As further previously reported in the Form 8-K filed on August 15, 2012, on August 8, 2012, Medytox borrowed an additional $525,000 from TCA pursuant to the terms of Amendment No. 1 to Senior Secured Revolving Credit Facility Agreement, dated as of July 31, 2012 (as so amended, the "Credit Agreement").

On December 4, 2012, Medytox borrowed an additional $650,000 from TCA pursuant to the terms of Amendment No. 2 to Senior Secured Revolving Credit Facility Agreement, dated as of October 31, 2012 ("Amendment No. 2").  These additional funds shall be used in accordance with management's discretion.

Amendment No. 2 effected certain changes to the terms of the Credit Agreement:

•

the revolving loan commitment was increased from $1,100,000 to $1,725,000 and is subject to further increase up to a maximum of $15,000,000 in TCA's sole discretion;

•

the maturity date of the loan was extended to September 3, 2013 from the previous maturity of February 8, 2013 (subject to TCA's continuing ability to call the loan upon 60 days written notice); and

•

a covenant was added to require that any subsidiary that is formed, acquired or otherwise becomes a subsidiary must guarantee the loan and pledge substantially all of its assets as security for the loan.

Medytox paid certain fees to TCA, as set forth in Amendment No. 2.  Medytox also issued to TCA 10,000 shares of its restricted common stock as a fee for corporate advisory and investment banking services provided by TCA.

In connection with Amendment No. 2, Medytox executed an Amended and Restated Revolving Promissory Note in the amount of $1,725,000.  Except as provided in Amendment No. 2, the terms of the Credit Agreement remain in full force and effect.

There are no material relationships between Medytox or any of its affiliates and TCA, other than with respect to the Credit Agreement and Amendment No. 2.

The foregoing is qualified in its entirety by reference to (i) Amendment No. 2, a copy of which is filed herewith as Exhibit 10.1, and (ii) the Amended and Restated Revolving Promissory Note, a copy of which is filed herewith as Exhibit 10.2.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 is incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
10.1

Amendment No. 2 to Senior Secured Revolving Credit Facility Agreement, dated as of October 31, 2012, among Medytox Solutions, Inc., Medytox Medical Marketing & Sales, Inc., Medytox Diagnostics, Inc., PB Laboratories, LLC and TCA Global Credit Master Fund, LP

10.2	Amended and Restated Revolving Promissory Note, dated October 31, 2012, issued by Medytox Solutions, Inc. to TCA Global Credit Master Fund, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 17, 2012

MEDYTOX SOLUTIONS, INC.

/s/ William G. Forhan

William G. Forhan,
CEO and Chairman
(principal executive officer)

EXHIBIT INDEX

Exhibit Number	Description
10.1

Amendment No. 2 to Senior Secured Revolving Credit Facility Agreement, dated as of October 31, 2012, among Medytox Solutions, Inc., Medytox Medical Marketing & Sales, Inc., Medytox Diagnostics, Inc., PB Laboratories, LLC and TCA Global Credit Master Fund, LP

10.2	Amended and Restated Revolving Promissory Note, dated October 31, 2012, issued by Medytox Solutions, Inc. to TCA Global Credit Master Fund, LP